AMENDMENT TO FORBEARANCE AGREEMENT
                       ----------------------------------


         THIS AMENDMENT TO FORBEARANCE AGREEMENT ("AMENDMENT") is made as of June 30, 1995 by and between AMALGAMATED AUTOMOTIVE INDUSTRIES, INC., a Pennsylvania corporation, ACME AUTO PARTS, INC., a Pennsylvania corporation, LAM CORPORATION, a Pennsylvania corporation and TALMENS PROPERTIES, INC., a Pennsylvania corporation (collectively, "BORROWER") and PROVIDENT BANK OF MARYLAND, a Maryland banking corporation ("LENDER").

                                    RECITALS
                                    --------

             Pursuant to the terms and provisions of a Loan and Security Agreement between the LENDER and the BORROWER dated May 7, 1992 ("LOAN AGREEMENT"), the LENDER provided to the BORROWER a revolving line of credit ("REVOLVER") as evidenced by a promissory note dated May 7, 1992 from the BORROWER to the order of the LENDER in the stated principal amount of Two Million Dollars ($2,000,000.00) ("DEMAND NOTE").

             Pursuant to the terms and provisions of the LOAN AGREEMENT and the DEMAND NOTE all sums outstanding under the REVOLVER are due and payable in full on the demand of the LENDER. The BORROWER defaulted under the terms of the LOAN AGREEMENT and pursuant to the terms of a letter dated June 1, 1995, the LENDER demanded the immediate and full repayment of all sums outstanding under the REVOLVER.

             The BORROWER was unable to repay the sums due under the REVOLVER and requested that the LENDER forbear from immediately exercising its enforcement and collection rights against the BORROWER and the collateral securing the obligations of the BORROWER to the LENDER and also requested that the LENDER continue to advance proceeds of the REVOLVER to the BORROWER.

             In accordance with the terms and provisisons of a Forbearance Agreement dated June 5, 1995 by and between the BORROWER and the LENDER ("FORBEARANCE AGREEMENT"), the LENDER agreed: (a) to forbear from the exercise of its enforcement and collection rights against the BORROWER until 5:00 p.m.
         on June 30, 1995; and (b) continue to advance proceeds of the REVOLVER to the BORROWEER, subject to the limitations contained in the LOAN AGREEMENT and the FORBEARANCE AGREEMENT, until 5:00 p.m. on June 30, 1995.

             The BORROWER has requested an extension to the FORBEARANCE AGREEMENT so that the lender would continue to forbear and advance proceeds of the REVOLVER after June 30, 1995. The LENDER is willing to consent to the BORROWER'S request subject to the terms and provisions of this AMENDMENT.

             NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

             Section 1.  RECITALS.  The parties acknowledge the
         accuracy of the Recitals to this AMENDMENT and agree that the Recitals are hereby incorporated into this AMENDMENT and made a part hereof.

             Section 2.  AMENDMENT TO FORBEARANCE AGREEMENT.  The
         FORBEARANCE AGREEMENT is hereby amended as follows:

                  a. Subsection 3.1.  Subsection 3.1 of the
         FORBEARANCE AGREEMENT is hereby amended by deleting the date "June 30, 1995" and substituting in lieu therof the date
         "July 31, 1995."

                  b. Subsection 4.3.  Subsection 4.3 of the
         FORBEARANCE AGREEMENT is hereby amended by deleting the words "and (d) One million Eight Hundred Twenty-Four Thousand Five Hundred Dollars ($1,824,500.00) at any time between June 23, 1995 and the DATE OF TERMINATION" and substituting in lieu thereof the following:

                       (d) One Million Eight Hundred Twenty-
                    Four Thousand Five Hundred Dollars ($1,824,500.00) at any time between June 23, 1995 and June 30, 1995, inclusive; and (e) One Million Eight
                    Hundred Sixty-Two Thousand Dollars ($1,862,000.00) at any time between July 1, 1995 and the DATE OF TERMINATION.

             Section 3. OTHER TERMS. Except as specifically modified herein all other terms and provisions of the FORBEARANCE
         AGREEMENT remain in full force and effect and are hereby ratified and confirmed.

             Section 4. INCORPORATION. The terms, provisions and agreements of the FORBEARANCE AGREEMENT are hereby incorporated herein by reference and made a part hereof.

             Section 5. FEES AND EXPENSES. The BORROWER shall pay all of the reasonable fees, costs, and expenses, including the LENDER'S reasonable counsel fees and expenses, in connection with the preparation and negotiation of this AMENDMENT. The BORROWER hereby authorizes the LENDER to debit the BORROWER'S account with the LENDER to make payment of all such fees, costs and expenses.

             Section 6. FINAL AGREEMENT. This AMENDMENT, the FORBEARANCE AGREEMENT and the LOAN DOCUMENTS (as that term is defined in the FORBEARANCE AGREEMENT) contain the final entire agreement of the parties and shall be binding upon and in order to the benefit of the parties hereto and their respective successors and assigns.

             Section 7.  GOVERNING LAW.  The performance and
         construction of this AMENDMENT shall be governed by the laws of the State of Maryland.

             Section 8. AMENDMENT. Any further amendment of the FORBEARANCE AGREEMENT must be in a writing executed by all other parties hereto.

             Section 9. TIME OF THE ESSENCE. Time is of the essence with respect to all aspects of the FORBEARANCE AGREEMENT, as amended by this AMENDMENT.

             Section 10. JURISDICTION. The BORROWER consents to the jurisdiction of any of the courts of the state of Maryland as to any issues related to the FORBEARANCE AGREEMENT as modified by this AMENDMENT, including the validity, enforceability and interpretation hereof, which require judicial resolution.

             Section 11. DELIVERY BY TELEFACSIMILE. This AMENDMENT may be delivered by telefacsimile and a telefacsimile of any party's signature hereto shall constitute an original signature for all purposes.

             Section 12. WAIVER OF JURY TRIAL. The BORROWER agrees that any suit, action or proceeding, whether claim or counterclaim brought or instituted by any party to the FORBEARANCE AGREEMENT or by of its heirs, successors or assigns, on or respect to the FORBEARANCE AGREEMENT, as amended by this AMENDMENT, or any of the LOAN DOCUMENTS, or which in anyway related directly or indirectly to the obligations of the BORROWER to the LENDER under the REVOLVER or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. The BORROWER expressly waives any right to a trial by jury in any such actions or proceedings.

             IN WITNESS WHEREOF, the parties have executed this AMENDMENT with the specific intention of creating a document under seal.

         WITNESS/ATTEST:            BORROWER:

                                    AMALGAMATED AUTOMOTIVE INDUSTRIES,
                                    INC., A Pennsylvania Corporation

         /s/ Timothy L. McMasters   By: /s/ Kurt J. Myers     (SEAL)
         ------------------------       ----------------------
         Treasurer                      Name: Kurt J. Myers
                                        Title: President/CEO

                                    ACME AUTO PARTS, INC.,
                                    A Pennsylvania Corporation


         /s/ Timothy L. McMasters   By: /s/ Kurt J. Myers     (SEAL)
         ------------------------       ----------------------
         Treasurer                      Name: Kurt J. Myers
                                        Title: President/CEO








                                    LAM CORPORATION,
                                    A Pennsylvania Corporation

         /s/ Timothy L. McMasters   By: /s/ Kurt J. Myers     (SEAL)
         ------------------------       ----------------------
         Treasurer                      Name: Kurt J. Myers
                                        Title: President/CEO


                                    TALMENS PROPERTIES, INC.,
                                    A Pennsylvania Corporation

         /s/ Timothy L. McMasters   By: /s/ Kurt J. Myers     (SEAL)
         ------------------------       ----------------------
         Treasurer                      Name: Kurt J. Myers
                                        Title: President/CEO


                                    LENDER:

                                    PROVIDENT BANK OF MARYLAND,
                                    A Maryland Banking Corporation

         /s/ Jo Ellen Kaufman       By: Thomas B. Freeze      (SEAL)
         --------------------           ----------------------
                                        Name: Thomas B. Freeze
                                        Title: Vice President